SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 27, 2001

                             Tangent Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        2-96392-A                 65-0952956
(State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)

 6801 Powerline Road, Fort Lauderdale, Florida  33309
(Address of principal executive offices; zip code)

Registrant's telephone number, including area code (954) 935-8100

                       Electronic Business Services, Inc.
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     The   registrant   changed  its  name  by  amending  its   certificate   of
incorporation on July 27, 2001(attached as Exhibit 3(I)(1)). The new name of the registrant is Tangent Solutions, Inc.

     The registrant has also increased the number of its authorized shares of Common Stock, $.001 par value, from 50,000,000 shares to 100,000,000 shares pursuant to an amendment to its certificate of incorporation dated September 7, 2001 (attached as Exhibit 3(I)(2)).

     The registrant's new Cusip Number is 875463.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a-b) Not applicable.

     (c)  Exhibits.

     (3)(I)(1) Certificate of Amendment to Certificate of Incorporation filed July 27, 2001.

     (3)(I)(2) Certificate of Amendment to Certificate of Incorporation dated September 7, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TANGENT SOLUTIONS, INC.

Date:  September 19, 2001                   By:  /s/Vito Bellezza
                                                 ----------------------
                                                 Vito Bellezza,
                                                 President and CEO

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